Award Timing Disclosure	12 Months Ended
Dec. 28, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Our compensation committee has historically followed a practice of generally making all equity awards to our senior corporate leaders, practice leaders and other key revenue generators on one or two dates each year. In fiscal 2024, the compensation committee made equity awards under our LTIP program on two dates. The compensation committee does not take material nonpublic information into account when determining the timing and terms of equity awards, including stock options, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During fiscal 2024, no stock options were granted to the executive officers.
All equity awards made to our senior corporate leaders, practice leaders and other key revenue generators, or to any of our other employees or directors, are currently made pursuant to our amended and restated 2006 equity incentive plan. All stock options under this plan are granted with an exercise price equal to the fair market value of our common stock on the date of grant. Fair market value is defined under the plan to be the closing price per share on the applicable date as reported by a nationally recognized stock exchange. In connection with inducement grants made to new hires outside of the amended and restated 2006 equity incentive plan, we have at times granted options at strike prices significantly above the then-current fair market value of our common stock, as an incentive for these new hires to participate only in very significant increases in our overall stock value. We do not otherwise have any program, plan or practice of awarding stock options, or setting the exercise price of stock options based on our stock price, on a date other than the grant date. We do not have a practice of determining the exercise price of stock option grants by using average prices (or lowest prices) of our common stock over a period preceding, surrounding or following the grant date. While our compensation committee’s charter permits the committee to delegate its authority to grant equity awards in certain circumstances, all grants to employees are currently made by the committee itself and not pursuant to any delegated authority
Award Timing Method	Our compensation committee has historically followed a practice of generally making all equity awards to our senior corporate leaders, practice leaders and other key revenue generators on one or two dates each year. In fiscal 2024, the compensation committee made equity awards under our LTIP program on two dates.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The compensation committee does not take material nonpublic information into account when determining the timing and terms of equity awards, including stock options, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false